EXHIBIT 10.2 CONFIDENTIAL TREATMENT REQUESTED -- CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

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AMENDMENT NO. 1 TO INGOT SUPPLY AGREEMENT

This Amendment No. 1 to Ingot Supply Agreement (this "Amendment") is entered into as of August 4, 2008 by and between Woongjin Energy Co., Ltd., a company organized and existing under the laws of the Republic of Korea with its office located at I 3-16 Block, Techno Valley, Daedeok, Gwanpyeong-dong, Yuseoung-gu, Daejeon, Korea ("Supplier"), and SunPower Corporation, a company organized under the laws of the State of Delaware, United States of America, with it principal office located at 3939 North First Street, San Jose, California 95134, United States of America ("Purchaser").  Supplier and Purchaser may be referred to herein individually as a "Party" or collectively as the "Parties."

RECITALS

A.           Supplier and Purchaser entered into certain Ingot Supply Agreement dated as of December 22, 2006 (“ISA”).

B.           Following the execution of the ISA, the Parties recognized certain required amendments to the ISA that would be required to make the ISA consistent with the Parties’ intent to reduce the purchase price for SP Polysilicon Based Products set forth in Schedule 3.1(a) of the ISA.

C.           The Parties wish to amend the ISA to reflect the Parties’ intent.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions

1.1 The terms defined hereinabove shall have the meanings set forth therein.

1.2 Except as otherwise defined in this Amendment, the terms used but not defined herein shall have the respective meanings ascribed to them in the ISA.

2. Amendments to the Schedule 3.1(a) of the ISA

The Schedule 3.1(a) of the ISA shall be replaced in its entirety with the following.

[Purchase Price for SP Polysilicon Based Products]

The purchase price for SP Polysilicon Based Products per kilogram shall be determined based on (a) the year in which such SP Polysilicon Based Products are ordered, (b) the price per kilogram actually paid by Supplier for the polysilicon used to make such SP Polysilicon Based Products ("Poly Price"), and (c) the amount of any Cost Savings (as defined below), in accordance with the Ingot Price Formula in the following table.

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Year	Ingot Price Formula	Poly Price	Ingot Price	Price Effective Period
1st Year (2008)	*** X Poly Price + $*** - Cost Savings - $***	$***	$***	~July 31, 2008
2nd Year (2009)	*** X Poly Price + $*** - Cost Savings - $***	$***	$***	~July 31, 2009
3rd Year (2010)	*** X Poly Price + $*** - Cost Savings - $***	$***	$***	~July 31, 2010
4th Year (2011)	*** X Poly Price + $*** - Cost Savings - $***	$***	$***	~July 31, 2011
5th Year (2012)	*** X Poly Price + $*** - Cost Savings - $***	$***	$***	~July 31, 2012

As used in this Schedule, the term "Cost Savings" shall mean ***% of the quotient obtained by dividing (a) the sum of (i) the product of (A) the aggregate number of crucibles of Supplier in the then prior calendar month and (B) the amount, if any, by which the average monthly quartz crucible costs of Supplier for the then prior calendar month is less than $*** per crucible and (ii) the product of (A) the aggregate number of hot zones of Supplier in the then prior calendar month and (B) the amount, if any, by which the average monthly hot zone costs of Supplier for the then prior calendar month is less than $*** per hot zone, by (b) the aggregate weight, expressed in kilograms, of all Products manufactured by Supplier during the then prior calendar month.

3. Effect of Amendment and Continuing Effect of ISA

3.1 Effectiveness of Amendment.  The ISA shall be deemed to have been revised and amended in accordance with this Amendment as of the date of the ISA.

3.2 Continuing Effect of the ISA.  Except as expressly amended and modified by this Amendment, the ISA (including all rights and obligations of the parties thereunder existing prior to the execution and delivery of this Amendment) shall continue to be, and shall remain, in full force and effect in accordance with the terms thereof.

3.3 References to the ISA.  Each reference, whether direct or indirect, in the ISA to the ISA (including, without limitation, references to “this Agreement” in the ISA) shall mean and be a reference to the ISA, as amended by this Amendment.

3.4 Conflicts.  To the extent that there are any inconsistencies or ambiguities between this Amendment and the ISA, the terms of this Amendment shall supersede the ISA.

4. Miscellaneous

4.1 Governing Law.  This Amendment and all disputes arising out of or in connection with this Amendment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the Republic of Korea without regard to conflicts of laws principles.  The dispute resolution provisions in the ISA (including the arbitration provision) are hereby incorporated into this Amendment, mutatis mutandis.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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4.2 Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed as an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 1 to Ingot Supply Agreement to be executed by their respective representatives thereunto duly authorized as of the date first set forth above.

WOONGJIN ENERGY CO., LTD.	SUNPOWER CORPORATION
/s/ Dr. Hakdo Yoo	/s/ Emmanuel T. Hernandez
Name Dr. Hakdo Yoo	Name Emmanuel T. Hernandez
Title Chief Executive Officer	Title Chief Financial Officer